Exhibit 99.1

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT is made as of December 20, 2004, by and between IMAGE ENTERTAINMENT, INC. (the “Company”), a corporation organized under the laws of the State of California, with its principal offices at 20525 Nordhoff Street, Suite 200, Chatsworth, California 91311 and the purchaser whose name and address is set forth on the signature page hereof (the “Purchaser”).

IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

SECTION 1.                                Authorization of Sale.  Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of up to 2,904,763 shares (the “Shares”) of common stock, no par value per share (the “Common Stock”), of the Company and warrants (the “Warrants”) to purchase up to an additional 726,189 shares of Common Stock (the “Warrant Shares”) at an initial exercise price of $6.56 per share, subject to adjustment.  The Company reserves the right to increase or decrease the number of shares of Common Stock and Warrants sold in this private placement prior to the Closing Date.  The Shares, the Warrants and the Warrant Shares are sometimes referred to together as the “Securities.”

SECTION 2.                                Agreement to Sell and Purchase.  At the Closing (as defined in Section 3), the Company will sell and issue to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares and Warrants at the aggregate purchase price (the “Purchase Price”) shown below:

Number of Shares to Be Purchased	Number of Warrants to be Purchased(1)	Price Per Share	Aggregate Price
		$5.25	$

The Company expects to enter into the same form of purchase agreement with other purchasers (the “Other Purchasers”) and to complete sales of Common Stock and Warrants to them. The Purchaser and the Other Purchasers are sometimes collectively referred to as the “Purchasers,” and this Agreement and the agreements executed by the Other Purchasers are sometimes collectively referred to as the “Agreements.”  The term “Placement Agent” means ThinkEquity Partners L.L.C.

SECTION 3.                                Delivery at the Closing.  The completion of the purchase and sale of the Securities (the “Closing”) shall occur as soon as practicable and as agreed to by

(1) 25% of the number of Shares purchased.

the parties hereto, within three business days following the execution of the Agreements, or on such later date as the parties agree in writing, but not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party (the “Closing Date”).

At the Closing, the Company shall deliver to the Purchaser (1) one or more stock certificates and (2) one or more Warrant certificates, each registered in the name of the Purchaser, or, if so indicated on the Stock Certificate Questionnaire attached as Appendix I, in the nominee name as designated by the Purchaser, representing the number of Shares and Warrant Shares, respectively, set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Shares and the Warrants were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(2) thereof and Rule 506 thereunder.  The names in which the stock certificates and Warrant certificates are to be registered are set forth in the Questionnaire.

The Company’s obligation to complete the sale and deliver the certificates to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:  (a) receipt by the Company of same-day funds in the full amount of the Purchase Price; (b) completion of the purchases and sales under the Agreements with the Purchasers; and (c) the accuracy in all material respects of the representations and warranties made by the Purchaser as if such representations and warranties were made on the Closing Date and the fulfillment in all material respects of the undertakings of the Purchasers to be fulfilled prior to the Closing.

The Purchaser’s obligation to complete the purchase and pay the Purchase Price shall be subject to the following conditions, any one or more of which may be waived by the Purchaser:  (a) each of the representations and warranties made by the Company herein shall be true and accurate in all material respects (except where the representations and warranties already are qualified by materiality) as of the Closing Date; (b) the delivery to the Purchaser by counsel to the Company of a legal opinion in customary form reasonably satisfactory to the Placement Agent; and (c) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing.  The Purchaser’s obligations hereunder are expressly not conditioned on any purchase by any Other Purchasers.

SECTION 4.                                Representations, Warranties and Covenants of the Company.  The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

4.1                                 Organization and Qualification.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect (defined below).  The Company has no material subsidiaries.  The term “Material Adverse Effect” means a material adverse effect upon the business, prospects, financial condition, properties or results of operations of the Company and its subsidiaries, taken as a whole.

4.2                                 Authorized Capital Stock.  Except as disclosed in or contemplated by the Confidential Private Placement Memorandum dated December 10, 2004 prepared by the Company, including all exhibits, supplements and amendments thereto (the “Memorandum”), the Company had outstanding the capital stock set forth under the heading “Capitalization” in the Memorandum as of the date set forth therein; the issued and outstanding shares of the Company’s Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Memorandum.  Except as disclosed in the Memorandum, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations.  The description of the Company’s stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, set forth in the Memorandum accurately and fairly presents all material information with respect to such plans, arrangements, options and rights.

4.3                                 Issuance, Sale and Delivery of the Securities.  The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and federal securities laws), and will conform in all material respects to the description thereof set forth in the Memorandum.  The Warrant Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in the Warrant, will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and federal securities laws), and will conform in all material respects to the description thereof set forth in the Memorandum.  No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Securities by the Company pursuant to this Agreement.  No shareholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company’s intent to file the registration statement to be filed by it pursuant to Section 7.1 (the “Registration Statement”)) to require the Company to register the sale of any shares of Common Stock owned by such shareholder under the Securities Act, in the Registration Statement.  No further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated herein.  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Warrants (taking into account any adjustments pursuant to the Warrants).

4.4                                 Due Execution, Delivery and Performance .  The Company has full legal right, corporate power and authority to enter into this

Agreement and the Warrants and to perform the transactions contemplated hereby and thereby.  This Agreement has been duly authorized, executed and delivered by the Company.  The Warrants have been duly authorized, and will duly be executed and delivered by the Company at the Closing.  The execution, delivery and performance of this Agreement and the Warrants by the Company and the consummation of the transactions herein and therein contemplated will not violate any provision of the articles of incorporation or bylaws of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company  pursuant to the terms or provisions of, and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under (A) any agreement, lease, franchise, license, permit or other instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected and in each case that would have a Material Adverse Effect, or (B) to the Company’s knowledge, any statute or any judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties where such conflict, breach, violation or default is likely to result in a Material Adverse Effect.  No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or of the Warrants or the consummation of the transactions contemplated by this Agreement or the Warrants, except for compliance with state and federal securities laws applicable to the offering of the Securities.  Upon the execution and delivery of this Agreement, and assuming the valid execution thereof by the Purchaser, and upon the execution and delivery of the Warrants, this Agreement and the Warrants will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be limited by federal or state securities laws or the public policy underlying such laws.

4.5                                 Accountants.  The firm of KPMG LLP, which has expressed its opinion with respect to the audited consolidated financial statements to be included or incorporated by reference in the Registration Statement and the prospectus that will form a part thereof (the “Prospectus”), is an independent registered public accounting firm as required by the Securities Act and the rules and regulations promulgated thereunder (collectively, the “Regulations”).  The firm of BDO Seidman LLP, which has been retained by the Company to audit its consolidated financial statements for the year ending March 31, 2005, is an independent registered public accounting firm as required by the Securities Act and the Regulations.

4.6                                 No Defaults.  Except as disclosed in the Memorandum, the Company is not in violation or default of any provision of its articles of incorporation or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, lease, franchise, license, permit or other instrument to which it is a party or by which it or any of its properties are bound that could reasonably be expected to have a Material Adverse Effect and there does not exist any state of facts that, with notice or lapse of time or both, would constitute an event of default on the part of the Company as defined in such documents and that would have a Material Adverse Effect.

4.7                                 Contracts.  Except for agreements and instruments filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise disclosed in the filings identified in clauses (a), (b) or (c) of Section 4.17, the Company has no material contracts entered into outside the ordinary course of business.  All contracts that are material to the Company are in full force and effect on the date hereof; and the Company is not, nor, to the Company’s knowledge, is any other party, in breach of or default under any of such contracts that would have a Material Adverse Effect.

4.8                                 No Actions.  Except as disclosed in the Memorandum, (1) there are no legal or governmental actions, suits or proceedings pending and (2) to the Company’s knowledge, there are no legal or governmental actions, suits, or proceedings, inquiries or investigations threatened to which the Company is or may be a party or of which property owned or leased by the Company is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might reasonably be expected to have a Material Adverse Effect; and no labor disturbance by the employees of the Company exists or, to the Company’s knowledge, is imminent that might reasonably be expected to have a Material Adverse Effect.  The Company is not party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body that might reasonably be expected to have a Material Adverse Effect.

4.9                                 Properties.  The Company has good and marketable title to all properties and assets reflected as owned in the financial statements included in the Memorandum, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the financial statements included in the Memorandum or otherwise in the Memorandum, or (ii) those that are not material in amount and do not adversely affect the use of such property by the Company.  The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to its business taken as a whole.  Except as disclosed in the Memorandum, the Company leases all such properties as are necessary to its operations as now conducted.

4.10                           No Material Change.  Since September 30, 2004, and except as described in the Memorandum (i) the Company has not incurred any liabilities or obligations, indirect, or contingent, or entered into any  oral or written agreement or other transaction that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company; (ii) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company other than the sale of the Securities hereunder, shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company’s Board of Directors; (v) there has not been any indebtedness not incurred in the ordinary course of business that is material to the Company ; and (vi) there has not been any other event that has caused a Material Adverse Effect.

4.11                           Intellectual Property.  Except as disclosed in the Memorandum: (i) the Company owns or has obtained valid and enforceable licenses for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company’s business as currently conducted (collectively, the “Intellectual Property”) except where the failure to own or obtain such licenses would not reasonably be expected to have a Material Adverse Effect; and (ii) (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company for the products described in the Memorandum that would preclude the Company from conducting its business as currently conducted and have a Material Adverse Effect; (b) to the Company’s knowledge, there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned or licensed by the Company, which infringement would have a Material Adverse Effect; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned or licensed by the Company, other than claims which would not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned or licensed by the Company, other than non-material actions, suits, proceedings and claims; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

4.12                           Compliance.  The Company has not been advised, nor has it reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not have a Material Adverse Effect.

4.13                           Taxes.  The Company has filed all necessary federal, state, foreign and local income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency that has been or might be asserted or threatened against it which might reasonably be expected to have a Material Adverse Effect.

4.14                           Investment Company.  The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

4.15                           Offering Materials.  The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Securities other than the Memorandum or any amendment or supplement thereto.  Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company that would subject the offer, issuance or sale of the Securities, as contemplated by this Agreement, to the registration requirements of Section 5 of the Act.

4.16                           Insurance.  The Company maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its businesses, including, but not limited to, insurance covering all real and personal property leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

4.17                           Additional Information.  The information contained in the following documents, which the Placement Agent has furnished to the Purchaser, or will furnish prior to the Closing, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective final dates:

(a)                                  the Company’s Annual Report on Form 10-K for the year ended March 31, 2004;

(b)                                 the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004;

(c)                                  the Company’s Current Reports on Form 8-K filed on August 12, October 6, October 12, October 13 (two filings), November 4 and November 12, 2004;

(d)                                 the Memorandum, including all addenda and exhibits thereto (other than the Purchase Agreements and the Appendices); and

(e)                                  all other documents, if any, filed by the Company with the Commission since March 31, 2004 pursuant to the reporting requirements of the Exchange Act.

4.18                           Price of Common Stock.  The Company has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Securities.

4.19                           Corporate Legal Opinion.  As a condition to the Purchaser’s obligation to purchase the Securities, legal counsel to the Company will deliver one or more legal opinions to the Placement Agent and the Purchasers in a form reasonably satisfactory to the Placement Agent.

4.20                           Certificate.  At the Closing, the Company will deliver to Purchaser a certificate executed by the chief executive officer and the chief financial officer of the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct in all material respects (except where the representations and warranties already are qualified by materiality) as of the date of this Agreement and as of the Closing Date and that the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to the Closing Date.

4.21                           Reporting Company.  The Company is subject to the reporting requirements of the Exchange Act and has filed all reports required thereby.  There exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant’s consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement that will be available for the resale of the Securities by the Purchaser.

4.22                           Use of Proceeds.  The Company intends to use the proceeds from the sale of the Securities as described under “Use of Proceeds” in the Memorandum.

4.23                           Non-Public Information.  The Company has not disclosed to the Purchaser, whether in the Memorandum or otherwise, information that would constitute material non-public information as of the Closing Date.

4.24                           Use of Purchaser Name.  Except as may be required by applicable law or regulation, the Company shall not use the Purchaser’s name or the name of any of its affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of the Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

4.25                           Related Party Transactions.  No transaction has occurred between or among the Company, any of its subsidiaries and their affiliates,

officers or directors or any affiliate or affiliates of any such officer or director that is required to have been described under applicable securities laws in its Exchange Act filings and is not so described in such filings.

4.26                           Off-Balance Sheet Arrangements.  There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.  There are no such transactions, arrangements or other relationships with the Company that may create contingencies or liabilities that are not otherwise disclosed by the Company in its Exchange Act filings.

4.27                           Governmental Permits, Etc.  Each of the Company and its Subsidiaries has all licenses, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently required for the operation of the business of the Company and its subsidiaries as currently conducted, except where the failure to posses currently such licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect.  The Company and its Subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such permit which, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

4.28                           Financial Statements.  The consolidated financial statements of the Company and the related notes contained in its Exchange Act filings present fairly, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated, and the results of their operations, cash flows and the changes in shareholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments.  Such consolidated financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

4.29                           Listing.  The Company shall comply with all requirements of the Nasdaq National Market with respect to the issuance of the Shares and the Warrant Shares and shall use its best efforts to have the Shares and the Warrant Shares listed on the Nasdaq National Market on or before the first date that the Registration Statement is declared effective by the Commission.

4.30                           Registration Rights.  The Company has not granted or agreed to grant to any person or entity any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other governmental agency which have not been satisfied, expired or waived, and no person or entity other than the Purchasers has any right to require that the Company include any of such person’s or entity’s securities in the registration contemplated by Section 7.

SECTION 5.                                Representations, Warranties and Covenants of the Purchaser.  (a) The Purchaser represents and warrants to, and covenants with, the Company that:  (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and comparable entities, and has had the opportunity to request, receive, review and consider all information it deems relevant in making an informed decision to purchase the Securities; (ii) the Purchaser is acquiring the Securities in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of the Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting the Purchaser’s right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the Regulations, or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, nor will the Purchaser engage in any short sale of any Common Stock, whether or not short exempt, including any sale that results in a disposition of any of the Securities by the Purchaser, except, in any such case, in compliance with the Securities Act and the Regulations and any applicable state securities laws; (iv) the Purchaser has completed or caused to be completed the Questionnaire attached hereto as part of Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and complete as of the date hereof and will be true and complete as of the effective date of the Registration Statement and the Purchaser will notify the Company immediately of any material change in any such information provided in the Questionnaire until such time as the Purchaser has sold all of its Shares and Warrant Shares or until the Company is no longer required to keep the Registration Statement effective; (v) the Purchaser has, in connection with its decision to purchase the Securities, relied solely upon the Memorandum and the documents included therein or incorporated by reference and the representations and warranties of the Company contained herein; (vi) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them; (vii) the Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; and (vii) the Purchaser agrees to notify the Company immediately of any change in any of the foregoing information until such time as the Purchaser has sold all of its Shares and Warrant Shares or the Company is no longer required to keep the Registration Statement effective.

(b)                                 The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and the Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(c)                                  For the benefit of the Company, the Purchaser previously agreed orally with the Placement Agent to keep confidential all information concerning this private placement.  The Purchaser understands that the information contained in the Memorandum is strictly confidential and proprietary to the Company and has been prepared from the Company’s publicly available documents and other information and is being submitted to the Purchaser solely for such Purchaser’s confidential use.  The Purchaser agrees to use the information contained in the Memorandum for the sole purpose of evaluating a possible investment in the Securities and the Purchaser hereby acknowledges that it is prohibited from reproducing or distributing the Memorandum, this Agreement, or any other offering materials or other information provided by the Company in connection with the Purchaser’s consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents, except to its financial, investment or legal advisors in connection with its proposed investment in the Securities.  Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential.  The Purchaser understands that the federal securities laws impose restrictions on trading based on material non-public information, including information regarding this offering.  In addition, the Purchaser hereby acknowledges that unauthorized disclosure of information regarding this offering may result in a violation of Regulation FD.  The obligation not to disclose information regarding this offering and the other obligations under this Section 5(c) will terminate upon the filing by the Company of a press release or press releases describing this offering.  The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

(d)                                 The Purchaser understands that its investment in the Securities involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser’s purchase of the Securities, including, but not limited to, those set forth under the caption “Risk Factors” in the Memorandum.  The Purchaser understands that the market price of the Common Stock has been volatile and that no representation is being made as to the future value of the Common Stock.  The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and has the ability to bear the economic risks of an investment in the Securities.

(e)                                  The Purchaser understands that no federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f)                                    The Purchaser understands that, (i) at all times the Warrants and (ii) until such time as the Registration Statement has been declared effective or the Shares or Warrant Shares may be sold pursuant to Rule 144(k) under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities will bear a restrictive legend in substantially the following form:

“The Securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction.  The Securities may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from registration under the Securities Act or (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with all applicable securities laws of the states and other jurisdictions, and in the case of a transaction exempt from registration, unless the Company has received an opinion of counsel reasonably satisfactory to it that such transaction does not require registration under the Securities Act and such other applicable laws.”

(g)                                 The Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.

(h)                                 The Purchaser acknowledges that the prospectus delivery requirement under the Securities Act must be satisfied in order to effectively resell the Securities under the Registration Statement.  The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the Prospectus forming a part of the Registration Statement (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act.  The Purchaser hereby covenants that it will not sell any Shares or Warrant Shares pursuant to the Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the Suspension of the use of said Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said Prospectus.  Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 60 consecutive days, and no Suspension shall be for a period of an aggregate in any 365-day period of longer than 120 days.

(i)                                     The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party, or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Purchaser, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this

Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except to the extent enforcement of the indemnification provisions, set forth in Section 7.3 of this Agreement, may be limited by federal or state securities laws or the public policy underlying such laws, and (v) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

SECTION 6.                                Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Securities delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor.

SECTION 7.                                Registration of the Shares and Warrant Shares; Compliance with the Securities Act.

7.1                                 Registration Procedures and Expenses.  The Company shall:

(a)                                  as soon as reasonably practicable, but in no event later than 30 days following the Closing Date, prepare and file with the Commission a Registration Statement relating to the sale of the Shares and the Warrant Shares (and any securities issued as a dividend or other distribution with respect to, or in replacement of, the Shares or the Warrant Shares) by the Purchaser and the Other Purchasers from time to time on the Nasdaq National Market, or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

(b)                                 use its best efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare the Registration Statement effective within 90 days after the Closing Date;

(c)                                  give written notice immediately to the Purchaser that the Commission has declared the Registration Statement effective, and in any event, within one (1) business day of such declaration;

(d)                                 use its best efforts to promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until such time as the Shares and the Warrant Shares become eligible for resale by non-affiliates pursuant to Rule 144(k) under the Securities Act (the “Effectiveness Period”);

(e)                                  furnish to the Purchaser with respect to the Shares and the Warrant Shares registered under the Registration Statement (and to each underwriter, if any, of the Shares or Warrant Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares and Warrant Shares by the Purchaser;

(f)                                    file documents required of the Company for normal Blue Sky clearance in states specified by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(g)                                 bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section and the registration of the Shares and the Warrant Shares pursuant to the Registration Statement, including any fees and expenses of the transfer agent for the Common Stock, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any;

(h)                                 file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchaser promptly after filing;

(i)                                     issue a press release describing the transactions contemplated by this Agreement no later than 9:29 a.m. (EST) on December 21, 2004 and make all required filings with the Commission under the Exchange Act with respect to the transactions contemplated by this Agreement;

(j)                                     promptly notify the Purchaser (i) upon discovery that, or upon the occurrence of any event as a result of which, the prospectus forming a part of the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings for that purpose, (iii) of any (A) amendments to the Registration Statement or any document incorporated or deemed to be incorporated by reference in the Registration Statement, or (B) supplements to the prospectus forming a part of the Registration Statement, or (C) additional information, or (iv) of the receipt by the Company of any notification with respect to the suspension of the registration, qualification or exemption from registration or qualification of any of the Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and at the request of the Purchaser promptly prepare and file an amendment to the Registration Statement or a supplement to the prospectus as the Company may deem necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and make available to the Purchaser upon its request a reasonable number of copies of such supplement to, or amendment of, such Registration Statement and prospectus, and, in the event of a stop order, use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Securities for sale in any jurisdiction; and

(k)                                  make available, while the Registration Statement is effective and available for resale, its Chief Executive Officer and Chief Financial Officer for questions regarding information that the Purchaser may reasonably request in order to fulfill any due diligence obligation on its part.

7.2                                 Liquidated Damages.  If a Registration Statement is (i) not filed with the Commission on or before the 30th day after the Closing Date (a “Filing Failure”) or (ii) for any reason other than the Purchasers’ failure to provide required information not declared effective by the Commission on or before the 90th day after the Closing Date (an “Effectiveness Failure”), then, as partial relief for the damages to the Purchaser by reason of any such delay in or reduction of its ability to sell the Shares or the Warrant Shares (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to the Purchaser in respect of each day of a Filing Failure or an Effectiveness Failure, an amount in cash equal to the product of (i) the aggregate Purchaser Price paid by the Purchaser multiplied by (ii) 0.000333, payable every 30 days after the commencement of a Filing Failure or an Effectiveness Failure until the Shares become eligible for resale by non-affiliates under Rule 144(k).  In the event the Company fails to make any payments pursuant to this Section in a timely manner, such payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

7.3                                 Transfer of Shares and Warrant Shares After Registration.  The Purchaser agrees that it will not effect any disposition of the Shares or the Warrant Shares or its right to purchase the Shares or the Warrant Shares that would constitute a sale within the meaning of the Securities Act or any applicable state securities laws, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

7.4                                 Indemnification.  For the purpose of this Section:

(i)                     the term “Purchaser/Affiliate” shall mean any director, officer, manager, stockholder, member, partner and representative of the Purchaser, any affiliate of the Purchaser, including a transferee who is an affiliate of the Purchaser, and any person who controls, is controlled by or is under common control with the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

(ii)                  the term “Registration Statement” shall include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1.

(a)                                  The Company agrees to indemnify and hold harmless each Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statute or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended, at the time of effectiveness of the Registration Statement and at the time of any sale of Securities by the Purchaser, including any information deemed to be a part thereof of Rule 430A, or pursuant to Rule 434, of the Regulations, or the Prospectus, in the form filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement if no Rule 424(b) filing is required, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations or warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will promptly reimburse each such Purchaser and each such Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5 or 7.3, or (iii) the inaccuracy of any representation or warranty made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus (in effect at the time of the pertinent sale) that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

(b)                                 Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its executive officers, including such officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Purchaser’s obligations under this Section 7.3(b) shall be limited to an amount equal to the Purchase Price.

(c)                                  Promptly after receipt by an indemnified party under this Section of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section to the extent it is not prejudiced in its ability to defend such action as a result of such failure.  In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.  In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement;

provided that such consent shall not be unreasonably withheld.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)                                 If the indemnification provided for in this Section is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the private placement of the Securities hereunder and the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The respective relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Securities purchased by the Purchaser that were sold pursuant to the Registration Statement bears to the difference between the amount the Purchaser paid for the Securities that were sold pursuant to the Registration Statement and the amount received by the Purchaser from such sale.  The relative fault of the Company, on the one hand, and the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Company or by the Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.  The provisions set forth in paragraph (c) of this Section with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification.  The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph.  Notwithstanding the provisions of this Section, the Purchaser shall not be required to contribute any amount in excess of the amount by which the amount received by the Purchaser from the sale of Securities pursuant to the Registration Statement exceeds the Purchase Price.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of fraudulent misrepresentation.  The Purchasers’ obligations to contribute pursuant to this Section are several and not joint.

7.5                                 Termination of Conditions and Obligations.  The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Shares and Warrant Shares shall cease and terminate as to any particular number of the Shares or Warrant Shares upon the earlier of (i) the registration of the Shares or Warrant Shares pursuant to Section 7 hereof, (ii) the passage of two years from the Closing Date to the extent such Shares and Warrant Shares are eligible for resale pursuant to Rule 144(k) under the Act, or (iii) at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.6                                 Information Available.  So long as the Registration Statement is effective covering the resale of Shares and the Warrant Shares owned by the Purchaser and the Purchaser continues to hold Shares or Warrant Shares, the Company will furnish to the Purchaser:

(a)                                  To the extent not available electronically under “EDGAR,” as soon as practicable after available (but in the case of the Annual Report to Shareholders, within 150 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by an independent registered public accounting firm), (ii) if not included in substance in the Annual Report to Shareholders, upon the request of Purchaser, its Annual Report on Form 10-K, (iii) upon request of Purchaser, its quarterly reports on Form 10-Q, and (iv) a full copy of the particular Registration Statement covering the Shares and the Warrant Shares (the foregoing, in each case, excluding exhibits); and

(b)                                 upon the reasonable request of the Purchaser, a reasonable number of copies of the Prospectuses, and any supplements thereto, to supply to any other party requiring such Prospectuses.

In addition, the Company shall, through the third anniversary of this Agreement, make and keep “current public information” regarding the Company available, as defined in Rule 144(c) under the Securities Act, and use its commercially reasonable efforts to file with the Commission in a timely manner all Commission reports and other filings and documents required of the Company under the Securities Act and the Exchange Act.

SECTION 8.                                Broker’s Fee.  The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Securities to the Purchaser.  The Purchaser and the Company hereby agree that the Purchaser shall not be responsible for such fee and that the Company will indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject with respect to such fee.  Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Securities to the Purchaser.

SECTION 9.                                Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon delivery to the party to be notified; (ii) when received by confirmed fax transmittal or (iii) one (1) business day after deposit with a nationally recognized overnight carrier, specifying next business day delivery, with written verification of receipt.  All communications shall be sent to the Company and the Purchaser as follows or at such other addresses as the Company or the Purchaser may designate upon ten (10) days’ advance written notice to the other party:

(a)                                  if to the Company, to:

Image Entertainment, Inc.
20525 Nordhoff Street, Suite 200
Chatsworth, California 91311
Attn:  Jeff M. Framer, Chief Financial Officer
Fax:  818-407-9331

with a copy to:

John C. Kirkland, Esq.
Greenberg Traurig, LLP
2450 Colorado Avenue
Suite 400E
Santa Monica, CA 90404
Fax:  (310) 586-7800

(b)                                 if to the Purchaser, at its address as set forth at the end of this Agreement.

SECTION 10.                          Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.  No provision hereunder may be waived other than in a written instrument executed by the waiving party.

SECTION 11.                          Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 12.                          Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 13.                          Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California and the federal law of the United States of America.

SECTION 14.                          State Securities Laws.  The sale of the securities which are the subject of this Agreement has not been qualified with the commissioner of Corporations of the State of California and the issuance of the securities or the payment or receipt of any part of the consideration therefor prior to the qualification is unlawful, unless the sale of securities is exempt from the qualification by sections 25102 or 25102.1 of the California Corporations Code.  The rights of all parties to this Agreement are expressly conditioned upon the qualification being obtained unless the sale is so exempt.  Notwithstanding the foregoing, the Company shall make such California state blue sky filings as are necessary in connection with the purchase of Securities hereunder.

SECTION 15.                          Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered (including by facsimile) to the other parties.

SECTION 16.                          Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

SECTION 17.                          Assignment.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective permitted successors, assigns, heirs, executors and administrators.  This Agreement and the rights of the Purchaser hereunder may be assigned by the Purchaser with the prior written consent of the Company, except such consent shall not be required in cases of assignments by an investment adviser to a fund for which it is the adviser or by or among funds that are under common control, provided that such assignee agrees to be bound by the terms of this Agreement.

SECTION 18.                          Further Assurances.  Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be executed by their duly authorized representatives as of the day and year first above written.

IMAGE ENTERTAINMENT, INC.

By

Print or Type:

Name of Purchaser (Individual or Institution):

Name of Individual representing Purchaser (if an Institution):

Title of Individual representing Purchaser (if an Institution):

Signature by:

Individual Purchaser or Individual representing Purchaser:

Address:

Telephone:

Telecopier:

SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire
Purchase Agreement which this follows)

A.                                   Complete the following items on BOTH Purchase Agreements (Please sign two originals):

1.                                       Signature Page:

(i)                                     Name of Purchaser (Individual or Institution)

(ii)                                  Name of Individual representing Purchaser (if an Institution)

(iii)                               Title of Individual representing Purchaser (if an Institution)

(iv)                              Signature of Individual Purchaser or Individual representing Purchaser

2.                                       Appendix I -Securities Certificate Questionnaire/Registration Statement Questionnaire:

Provide the information requested by the Securities Certificate Questionnaire and the Registration Statement Questionnaire.

3.                                       Return BOTH properly completed and signed Purchase Agreements including the properly completed Appendix I to (initially by facsimile with hand copy by overnight delivery):

ThinkEquity Partners LLC
31 West 52nd Street, 17th Floor
New York, NY 10019
Fax:  (212) 468-7044
Attn:  Philip Marchal, Vice President,
Director of Equity Private Placements

B.                                     Instructions regarding the transfer of funds for the purchase of Securities will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

Appendix I

IMAGE ENTERTAINMENT, INC.
SECURITIES CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.	The exact name that your Securities are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Securities and the Registered Holder listed in response to item 1 above:

3.	The mailing address of the Registered Holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

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IMAGE ENTERTAINMENT, INC.
REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information:

SECTION 1.                                Pursuant to the “Selling Shareholders” section of the Registration Statement, please state your or your organization’s name exactly as it should appear in the Registration Statement:

SECTION 2.                                Please provide the number of shares that you or your organization will own immediately after Closing, including the Shares purchased by you or your organization pursuant to this Purchase Agreement, other shares of Common Stock purchased by you or your organization through other transactions and the Warrant Shares issuable upon exercise of the Warrants:

Shares	Other shares	Warrant Shares

SECTION 3.                                Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

☐ Yes                                                             ☐ No

If yes, please indicate the nature of any such relationships below:

SECTION 4.                                Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

Answer:  ☐ Yes    ☐ No   If “yes,” please describe below

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NASD Member.  The term “NASD member” means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. (“NASD”).  (NASD Manual, By-laws Article I, Definitions)

Control.  The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.  (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a member of the NASD.  The term “person associated with a member of the NASD” means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws.  (NASD Manual, By-laws Article I, Definitions)

Underwriter or a Related Person.  The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons.  (NASD Interpretation)

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EXHIBIT A

Form of Warrant